EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the annual period ended December 31, 2008, of First Financial Bancorp. (the “Company”), to be filed with the Securities and Exchange Commission on March 11, 2009 (the “Report”), I, Claude E. Davis, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Claude E. Davis
Claude E. Davis
President and Chief Executive Officer

February 25, 2009